                                                             Exhibit 99.906 Cert

CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940


This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Bond Portfolio, JPMorgan International Equity Portfolio, JPMorgan Mid Cap Value Portfolio, JPMorgan Small Company Portfolio and JPMorgan U.S. Large Cap Core Equity Portfolio (the "Portfolios"), each a series of J.P. Morgan Series Trust II.


I, George C.W. Gatch, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Portfolios.


/s/ George C.W. Gatch
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George C.W. Gatch
President

August 24, 2004
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Date


This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940


This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Bond Portfolio, JPMorgan International Equity Portfolio, JPMorgan Mid Cap Value Portfolio, JPMorgan Small Company Portfolio and JPMorgan U.S. Large Cap Core Equity Portfolio (the "Portfolios"), each a series of J.P. Morgan Series Trust II.


I, Stephanie J. Dorsey, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Portfolios.


/s/ Stephanie J. Dorsey
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Stephanie J. Dorsey
Treasurer

August 24, 2004
--------------------------
Date

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.